Commitments and Contingencies (Tables)	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
Schedule of Future Minimum Lease Payments Under Non-Cancellable Short-Term Leases	The total future minimum lease payments under non-cancellable short-term leases, including the agreed property management fee, with respect to the office as of June 30, 2024 are payable as follows:
Lease Commitment
Within 1 year	14,007
1-2 years	2,147
Total	16,154